UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2023
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Credit Agreement

On June 23, 2023, Everi Holdings Inc. (the “Company” or “Everi”) entered into the first amendment (the “Amendment”) to its existing Credit Agreement, dated August 3, 2021 (the “Original Credit Agreement,” and, as amended, the “Amended Credit Agreement”), among Everi, as borrower, the lenders party thereto and Jefferies Finance LLC, as administrative agent, collateral agent, swing line lender and letter of credit issuer.

Under the Amended Credit Agreement, the Term Secured Overnight Financing Rate (“Term SOFR”) will replace the Eurodollar Rate for all purposes under the Original Credit Agreement and under any other Loan Document (as defined therein) on July 1, 2023, when the ICE Benchmark Administration will cease to provide all available tenors of the Eurodollar Rate. In connection with such implementation of Term SOFR, the Company and Jefferies Finance LLC agreed to make conforming changes to the relevant provisions of the Original Credit Agreement, as reflected in the Amended Credit Agreement.

A copy of the Amendment, including the Amended Credit Agreement as Annex A, is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of these agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01—Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document

10.1	First Amendment to Credit Agreement, dated June 23, 2023, among Everi Holdings Inc., as borrower, and Jefferies Finance LLC, as administrative agent.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: June 29, 2023	By:	/s/ Todd A. Valli
Todd A. Valli Senior Vice President, Corporate Finance and Tax & Chief Accounting Officer